                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 3, 1998
                                                   ------------


                        COMMERCIAL FEDERAL CORPORATION
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             (Exact name of registrant as specified in its charter)

           NEBRASKA                  1-11515                  47-0658852
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 (State or other jurisdiction      (Commission            (I.R.S. Employer
     of incorporation)              File Number)        Identification Number)



   2120 SOUTH 72nd STREET, OMAHA, NEBRASKA                           68124
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
                                                      --------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)

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                          COMMERCIAL FEDERAL CORPORATION
                          ------------------------------

                                    FORM 8-K
                                    --------


Item 5.  Other Events:
----------------------

    Commercial Federal Corporation (the Corporation) held a Special Meeting of Stockholders on July 3, 1998, in Omaha, Nebraska to consider and act upon three proposals. The inspector of election issued their certified final report dated July 3, 1998, for the three proposals voted upon at such Special Meeting. A summary of such proposals and results of the voting follow.

    The following proposals were approved at the Special Meeting: (1) the merger of First Colorado Bancorp, Inc. (First Colorado) and an amendment to the Corporation's Articles of Incorporation to increase the number of shares authorized from 50,000,000 to 70,000,000 with such shares primarily to be issued in this merger, (2) an amendment to the Corporation's Articles of Incorporation to further increase the number of authorized shares from 70,000,000 to 120,000,000 shares, and (3) an amendment to the Corporation's 1996 Stock Option and Incentive Plan to increase the number of shares issuable thereunder by 2,400,000 shares. For the proposals to be approved, Proposal 1 required a minimum two-thirds majority of the Corporation's common stock outstanding and Proposals 2 and 3 required a minimum of 50% of the votes cast.

    Proposal 1 - Approval of First Colorado Merger and Increase in Authorized
    -------------------------------------------------------------------------
    Shares
    ------


         Votes For                 Votes Against  Abstentions or Broker Nonvotes
    -----------------------------  -------------  ------------------------------
        30,401,334                     98,212               3,796,202


    Proposal 2  - Approval to Further Increase Authorized Shares
    -------------------------------------------------------------

         Votes For                 Votes Against  Abstentions or Broker Nonvotes
    -----------------------------  -------------  ------------------------------
        31,074,118                   1,064,864              2,156,766


    Proposal 3 - Approval to Amend 1996 Stock Option and Incentive Plan
    --------------------------------------------------------------------

         Votes For                 Votes Against  Abstentions or Broker Nonvotes
    -----------------------------  -------------  ------------------------------
        23,589,479                   6,784,607              3,921,662


    Pursuant to the stockholders' approvals of Proposals 1 and 2, Article IV of the Corporation's Articles of Incorporation was amended to increase the number of authorized shares of common stock from 50,000,000 shares to 120,000,000 shares. For further information, reference is made to the amended and restated Articles of Incorporation, attached hereto as
    Exhibit 3.

    Pursuant to the stockholders' approval of Proposal 3, the Corporation's 1996 Stock Option and Incentive Plan was amended and a Form S-8 Registration Statement was filed on July 7, 1998, registering the 2,400,000 shares.

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Item 7.  Financial Statements and Exhibits:
-------------------------------------------

(c)   Exhibits:

      Exhibit 3. Articles of Incorporation of Commercial Federal Corporation, as amended and restated.

      Exhibit 99.  Press Release dated July 3, 1998.


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                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 COMMERCIAL FEDERAL CORPORATION
                                 ------------------------------
                                 (Registrant)


Date:  July 7, 1998              /s/  James A. Laphen
       ------------              -------------------------------------------
                                 James A. Laphen, President, Chief Operating
                                 Officer and Chief Financial Officer (Duly
                                 Authorized and Principal Financial Officer)



Date:  July 7, 1998              /s/  Gary L. Matter
       ------------              -------------------
                                 Gary L. Matter, Senior Vice President,
                                 Controller and Secretary (Principal
                                 Accounting Officer)


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